UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2011

CHINA YOUTH MEDIA, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

13428 Maxella Ave. #342 Marina Del Rey, CA	90292
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 728-1450

4143 Glencoe Avenue, Unit B, Marina Del Rey, CA 90292
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2011, China Youth Media, Inc. (the “Company”) received the written resignation of Alan Morelli as a director of the Company, effective as of January 31, 2011.  Mr. Morelli became a director on March 26, 2006.  At the time of his resignation, Mr. Morelli was a member of the Compensation Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA YOUTH MEDIA, INC.
(Registrant)

Dated: April 18, 2011	By:	/s/ Jay Rifkin
Name: Jay Rifkin
Title: Chief Executive Officer

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